UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

   Filed by the registrant  [X]
   Filed by a party other than the registrant [_]

   Check the appropriate box:

       [_]   Preliminary Proxy Statement
       [_]   Confidential, For Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))

       [X]     Definitive Proxy Statement
       [_]     Definitive Additional Materials
       [_]     Soliciting Material Pursuant to Section 240.14a-12

                           INKSURE TECHNOLOGIES INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    [X]     No fee required
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            0-11.

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                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it
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    [_]   Fee paid previously with preliminary materials.
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    [_] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
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


                            INKSURE TECHNOLOGIES INC.
                                  P.O. BOX 7006
                           AUDUBON, PENNSYLVANIA 19407

                                                                 August 19, 2010

Dear Fellow Stockholders:

     An Annual Meeting of Stockholders will be held on Tuesday, September 21, 2010 at 10:00 A.M. local time, at the offices of Z.A.G. / S&W LLP - 1290 Avenue of the Americas, 29th Floor, New York, New York, 10104,

     The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the Annual Meeting.

     Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Pacific Stock Transfer Company, in writing, at 4045 S. Spencer Street, Suite 403 Las Vegas, NV 89119.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card.

                                         Cordially,


                                         Tal Gilat
                                         President and Chief Executive Officer

                            INKSURE TECHNOLOGIES INC.
                                  P.O. BOX 7006
                           AUDUBON, PENNSYLVANIA 19407

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 21, 2010

TO THE STOCKHOLDERS OF INKSURE TECHNOLOGIES INC.:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of InkSure Technologies Inc. (the "Company") will be held on Tuesday, September 21, 2010 at 10:00 A.M. local time at the offices of Z.A.G. / S&W LLP - 1290 Avenue of the Americas, 29th Floor, New York, New York, 10104, for the following purposes:

          (i) To elect seven members to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal;

          (ii) To ratify and approve an increase in the stock options pool of the Company's 2002 Employee, Director and Consultant Stock Option Plan from an aggregate of 3,500,000 to 10,000,000 shares of Common Stock, as approved by the Board in March 2010 and August 2010;

          (iii) To ratify and approve an amendment to the Certificate of Incorporation of the Company, increasing the authorized number of shares of Common Stock from 50,000,000 to 75,000,000, par value $0.01 per shares, as approved by the Board in August 2010; and

          (iv) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record on the books of the Company at the close of business on August 19, 2010 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on February 26, 2010, which contains financial statements, accompanies this Notice and the attached Proxy Statement.

August 19, 2010                    By order of the Board of Directors


                                          Tal Gilat
                                          President and Chief Executive Officer

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                            INKSURE TECHNOLOGIES INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 21, 2010

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of InkSure Technologies Inc. ("InkSure", "Company", "us", "our", or "we") for use at the Annual Meeting of Stockholders to be held on Tuesday, September 21, 2010 (the "Annual Meeting"), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement, the accompanying form of proxy and annual report to stockholders on or about August 19, 2010.

     The address and telephone number of the principal executive offices of the Company are:

                                  P.O. Box 7006
                           Audubon, Pennsylvania 19407
                           Telephone: + 972-8-936-5583

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

GENERAL INFORMATION                                                           1
         OUTSTANDING STOCK AND VOTING RIGHTS                                  1
         VOTING PROCEDURES; QUORUM                                            1
PROPOSAL I: ELECTION OF DIRECTORS                                             1
PROPOSAL II: RATIFICATION OF BOARD RESOLUTION
TO INCREASE THE STOCK OPTION POOL                                             3
PROPOSAL III: RATIFICATION OF BOARD RESOLUTION
TO INCREASE THE COMPANY'S AUTHORIZED SHARE CAPITAL                            8
EXECUTIVE OFFICERS                                                            9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                9
CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE                               11
         BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT               11
         BOARD MEETINGS                                                      11
         COMMITTEES OF THE BOARD OF DIRECTORS                                11
         DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS            12
         CODE OF ETHICS                                                      12
         COMMUNICATIONS WITH THE BOARD                                       12
COMPENSATION OF DIRECTORS AND EXECUTIVES                                     12
         SUMMARY COMPENSATION TABLE                                          12
         EMPLOYMENT AGREEMENTS                                               13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                               15
         TRANSACTIONS WITH RELATED PERSONS                                   15
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS                                    16
         PRINCIPAL ACCOUNTANT FEES AND SERVICES                              16
AUDIT COMMITTEE REPORT                                                       17
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING                                18
OTHER INFORMATION                                                            18

                               GENERAL INFORMATION

OUTSTANDING STOCK AND VOTING RIGHTS.

     Only stockholders of record at the close of business on August 19, 2010 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 41,472,968 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES; QUORUM.

     At the Annual Meeting, the seven nominees for election as directors who receive the highest number of votes cast at the Annual Meeting in person or represented by proxy will be elected, provided a quorum is present. All other matters to come before the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter presented in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be either an employee of the Company or its transfer agent. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Broker non-votes will have no legal effect on the vote on the election of directors or on any particular matter which requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

REVOCABILITY OF PROXIES.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

     The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                        PROPOSAL I: ELECTION OF DIRECTORS

     At this year's Annual Meeting of Stockholders, seven (7) directors will be re-elected to the Board of Directors, which number will constitute the entire Board. Each director will be elected to a one-year term and will hold office until the 2011 Annual Meeting of Stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. It is the intention of the Board of Directors to nominate Jonathan Bettsack, Yaron Meerfeld, Gadi Peleg, Alon Raich, Randy F. Rock, David W. Sass and Pierre
L. Schoenheimer as directors.

     At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES SPECIFIED BELOW.

     The following information is with respect to the nominees for election at this Annual Meeting of Stockholders:

                                    DIRECTORS
                                 (To be Elected)
                         (New Term Will Expire in 2011)

     JONATHAN BETTSACK, 40, joined us in May 2010 as a director. Mr. Bettsack has served as director of Digicel Holdings (Panama) Limited, a Bermuda company, since 2008. Digicel is a global cellular operator active in 32 markets in the Caribbean, the South Pacific, and Central America, with 11.8 million subscribers and revenues of $2.2 billion. From 1995 to 1999, Mr. Bettsack was involved in the establishment and sale of the Sinfonet ISP, which went on to become the largest internet company in Panama. He also played key roles in the development and sale of telecom networking businesses in various South American countries, such as Argentina and Chile. Mr. Bettsack is currently involved in a multimillion-dollar computer business, distributing brands such as Acer, HP, and Cisco throughout the US, Colombia, Central America, and the Caribbean. Mr. Bettsack's significant experience in the development of multinational businesses with diverse structures makes him suitable to serve as a director of the Company. Mr. Bettsack received his B.A. in Finance from the American University in Washington D.C. in 1991.

     YARON MEERFELD, 50, joined us in November 2001 as chief executive officer and as a director. As of May 2005, he resigned as the chief executive officer and was appointed as our chief operating officer and served as our acting chief executive officer from June 2008 until March 2010, at which time he ceased serving as our acting chief executive officer but continued to serve as our chief operating officer and as a director. Prior to joining us, Mr. Meerfeld developed expertise in authentication and multi-layered security systems for documents, passports, ID cards and smart cards as managing director of Kromotek, Inc. and as the Vice President for Sales and Marketing at SuperCom Ltd. Mr. Meerfeld holds a B.Sc. in Economics and Business from Bar Ilan University and an M.B.A. from Tel Aviv University in Israel.

     GADI PELEG, 35, joined us in August 2008 as a director. In February 2010, Mr. Peleg was appointed as chairman of our Board. Since May 2003, Mr. Peleg has been president of Cape Investment Advisors, Inc., a private investment firm. Mr. Peleg also serves on the board of directors of Atelier 4, Inc., a logistics firm specializing in the care and transport of fine art and antiquities, which he joined in November 2005. Mr. Peleg received his BS from Columbia School of Engineering and Applied Science in 1997 and completed the Owner/President Management Program at Harvard University in 2008.

     ALON RAICH, 34, joined us in December 2009 as a director. Mr. Raich is a Certified Public Accountant admitted to practice in Israel since 2004. In 2005 he joined ICTS International NV, a Dutch company, as a Controller, and since 2008 acts as its Chief Financial Officer. Between the years 2001 - 2005 Mr. Raich worked in the accounting firm, Kesselman & Kesselman, PriceWaterhouseCoopers (PwC). As such, Mr. Raich is familiar with the requirements of the SEC and all accounting and financial requirements for publicly-traded companies, making him suitable to serve as a director of the Company. Mr. Raich holds a B.A. in economics and accounting from Bar Ilan University, Israel and an M.A. in law from Bar-Ilan University, Israel.

     RANDY F. ROCK, 58, joined us as a director in February 2007. He serves as a partner at G.C. Andersen Partners, LLC, an independent merchant bank that advises and invests in emerging growth and middle market companies, and a partner at United Growth Partners LP, a private equity firm. Mr. Rock has over 25 years of investment experience in capital-raising, complex restructuring and advisory services for a broad range of companies, both in size and industry making him suitable to serve as a director of the Company. Before joining G.C. Andersen Partners in 2004, Mr. Rock was a managing director at Ryan Beck & Co. for five years where he co-founded the Middle-Market Investment Banking Group. Mr. Rock also served as a member of the firm's Commitment, Fairness Opinion, and Private Placement Committees. Mr. Rock received his B.A., cum laude, from Columbia College and his J.D. from Columbia University School of Law.

     DAVID W. SASS, 74, joined us in February 2003 as a director. Mr. Sass is a director and officer of several private companies. For the past 49 years, Mr. Sass has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP, a director of ICTS International N.V. (ICTS.OB) and a director of Temple University Law Foundation, an officer and director of Huntleigh USA Corp. and ICTS USA Inc., and an honorary trustee of Ithaca College. In addition to his experience as a practicing attorney specializing in many aspects of corporate law, Mr. Sass also has experience in running a $100 million business making him even more suitable for the role of director of the Company. Mr. Sass holds a B.A. from Ithaca College, a J.D. from Temple University School of Law and an LL.M. in taxation from New York University School of Law.

     PIERRE L. SCHOENHEIMER, 77, joined us as a director in August 2006. Mr. Schoenheimer is the managing director of Radix Organization, Inc., a private investment banking firm, which he founded in 1970. He is a director of Atelier 4, Inc., which he joined in November 2005. From January 1998 until December 2005, Mr. Schoenheimer was a principal of Radix Capital Management, LLC, a General Partner in the Austin Capital & Radix Sterling Fund, Ltd., a fund of hedge funds, which he also co-founded. Mr. Schoenheimer's experience in finance and corporate management renders him suitable to serve as a director of the Company. Mr. Schoenheimer holds a B.A. from the New England College, a M.S. in Business from Columbia University and participated in the Owner/President Management Program at Harvard University.

       PROPOSAL 2: RATIFICATION OF BOARD RESOLUTION TO INCREASE THE STOCK
                                  OPTION POOL

     In March 2010, the Board approved a resolution to amend the Company's 2002 Employee Director and Consultant Stock Option Plan (the "Plan") by increasing the number of shares of Common Stock, which can be issued to employees, directors or consultants under the Plan from 3,500,000 shares to 5,660,000 shares, all under the terms and conditions of the Plan and the respective Stock Option Agreement. In August 2010, the Board approved an additional resolution further amending the Plan to increase the number of shares of Common Stock, which can be issued to employees, directors and consultants of the Company under the Plan, from 5,660,000 shares to 10,000,000 shares, all under the terms and conditions of the Plan and the respective Stock Option Agreement.

     In order that the Plan, as amended, will comply with Internal Revenue Code (the "Code") Section 422, so that any stock options granted to employees, directors, or consultants under the Plan, as amended, could continue to be issued as Incentive Stock Options ("ISOs"), the Board further recommended in its March 2010 and August 2010 resolutions, that the Plan amendments be recommended and presented to the stockholders of the Company for their approval and ratification at the next Annual Meeting of the stockholders.

SUMMARY OF THE PLAN

     The following summary of the material features of the Plan is qualified in its entirety by reference to the complete text of the Plan which is filed as
Exhibit 10.1 to the Company's Quarterly Report on Form 10-QSB, dated November 14, 2002.

PURPOSES OF THE PLAN

     The Plan is intended to encourage ownership of shares by employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate (defined as a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly) and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs under Section 422 of the Code and Non-Qualified Options, which are options not intended to qualify as ISOs. These option types are explained further below. The amendment of the Plan will increase the ability of the Company to provide incentives to both existing and potential employees, thereby promoting the success of the Company.

SHARES SUBJECT TO THE PLAN

     The number of shares which may be issued from time to time pursuant to this Plan shall be 10,000,000 following approval of this amendment or the equivalent of such number of shares after the Administrator (defined below), in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction.

     If an Option (defined as an ISO or Non-Qualified Option granted under the Plan) ceases to be "outstanding", in whole or in part, the shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement between the Company and a participant in the Plan.

ADMINISTRATION

     The Administrator of the Plan is the Company's Board of Directors, except to the extent the Board of Directors delegates its authority to the Compensation Committee of the Board of Directors ("Compensation Committee"), in which case the Compensation Committee shall be the Administrator.

ELIGIBILITY FOR PARTICIPATION

     The Administrator will, in its sole discretion, name the participants in the Plan, provided, however, that each participant must be an employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Option shall be conditioned upon such person becoming eligible to become a participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to employees. Non-Qualified Options may be granted to any employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

TERMS AND CONDITIONS OF THE OPTIONS

     Each Option is set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under the Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements are subject to at least the following terms and conditions:

(I) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified
     Option:

     a. Option Price: Each Option Agreement shall state the option price per share of the shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value of the Common Stock.

     b. Each Option Agreement shall state the number of shares to which it pertains;

     c. Each Option Agreement shall state the date or dates on which it is first exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

     d. Exercise of any Option may be conditioned upon the Participant's execution of a share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders.

(II) ISOs: Each Option intended to be an ISO shall be issued only to an employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the U.S. Internal Revenue Service:

     a. Minimum Standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described above, except clause (a) thereunder.

     b. Option Price: Immediately before the ISO is granted, if the participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

          i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the shares covered by each ISO shall not be less than 100% of the fair market value per share of the shares on the date of the grant of the Option; or
     ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the shares covered by each ISO shall not be less than 110% of the fair market value on the date of grant.

     c. For participants who own:

          i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

EXERCISE OF OPTIONS AND ISSUE OF SHARES.

     An Option (or any part or installment thereof) can be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price for the shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by delivery of the participant's personal note, for full, partial or no recourse, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such shares as collateral, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Employee as an ISO if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described above.

AMENDMENT OF THE PLAN

     The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded ISOs under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the participant

TAX TREATMENT

     A participant realizes no taxable income when a Nonqualified Stock Option is granted. Instead, the difference between the fair market value of the Common Stock acquired pursuant to an exercise of an option and the exercise price paid is taxed as ordinary compensation income when the option is exercised. The difference is measured and taxed as of the date of exercise, if the Common Stock is not subject to a "substantial risk of forfeiture," or as of the date or dates on which the risk terminates in other cases. A participant may elect to be taxed on the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, even though some or all of the Common Stock acquired is subject to a substantial risk of forfeiture. Gain on the subsequent sale of the Common Stock acquired by exercise of the option is taxed as short-term or long-term capital gain, depending on the holding period after exercise. We receive no tax deduction on the grant of a Nonqualified Stock Option, but we are entitled to a tax deduction when the participant recognizes ordinary compensation income on or after exercise of the option, in the same amount as the income recognized by the participant.

     Generally, a participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the Common Stock subject to the option over the exercise price. Provided that the Common Stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on a subsequent sale of the Common Stock will be taxed as long-term capital gain. If the Common Stock is disposed of within a shorter period of time, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. We receive no tax deduction on the grant or exercise of an ISO, but we are entitled to a tax deduction if the participant recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an incentive stock option, in the same amount and at the same time as the participant recognizes income.

AWARD INFORMATION

     Options to purchase Common Stock that have been granted under the Plan to eligible parties in the past as of August 19, 2010, are set forth in the following table.

                                                                                       MARKET VALUE OF
                                                          NUMBER OF SHARES          UNDERLYING SECURITIES
                   NAME AND POSITION                     UNDERLYING OPTIONS            (IN US DOLLARS)
                   -----------------                        ------------                ------------
        Yaron Meerfeld, Chief Operating Officer                1,450,000                     188,500

       All current executive officers as a group               2,350,000                     431,500

      Viktor Godlovsky, Sales Director for Europe                400,000                      52,000

                Ehud Zorea, R&D Manager                          400,000                      52,000

 All employees and consultants, including all current
  officers who are not executive officers, as a group          1,335,000                     171,600

                   Jonathan Bettsack                                   0                           0

                      Gadi Peleg                               1,250,000                     162,500

                      Alon Raich                                 160,000                      41,600

                     Randy F. Rock                               180,000                      44,000

                     David W. Sass                               180,000                      44,000

                Pierre L. Schoenheimer                           180,000                      44,000

 All current directors who are not executive officers          1,950,000                     336,100

Each associate of such directors and executive officers              N/A                         N/A

   Each other person who received 5% of the options                  N/A                         N/A

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about shares of our Common Stock that may be issued upon the exercise of options and warrants under all of our existing compensation plans as of December 31, 2009. The Plan is our only stockholder approved equity compensation plan. We have a number of options and warrants which were granted pursuant to equity compensation plans not approved by security holders and such securities are aggregated in the table below.

                                                                                             NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE
                                          NUMBER OF SECURITIES                                FOR FUTURE ISSUANCE
                                             TO BE ISSUED UPON        WEIGHTED-AVERAGE      UNDER EQUITY COMPENSATION
                                        EXERCISE OF OUTSTANDING      EXERCISE PRICE OF         PLANS (EXCLUDING
                                            OPTIONS, WARRANTS        OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
                                                AND RIGHTS           WARRANTS AND RIGHTS           COLUMN (A))
PLAN CATEGORY(1)                                    (A)                      (B)                      (C)
----------------                               -------------            -------------            -------------
Equity compensation plans
   approved by security
   holders                                         1,014,083            $        1.05                2,433,355
Equity compensation plans
   not approved by security
   holders                                           180,000            $        1.58                        0
                                               -------------                                     -------------
   TOTAL                                           1,194,083                                         2,433,355

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE BOARD RESOLUTION TO INCREASE THE STOCK OPTIONS POOL OF THE 2002 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN FROM 3,500,000 SHARES TO 10,000,000 SHARES.

     PROPOSAL 3: RATIFICATION OF BOARD RESOLUTION TO INCREASE THE COMPANY'S AUTHORIZED SHARE CAPITAL

APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION BY THE BOARD OF DIRECTORS

     The Board of Directors in August 2010 approved an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock of the Company from 50,000,000 shares of Common Stock to 75,000,000 shares of Common Stock, par value $0.01 per share.

PROPOSED CHANGES IN AUTHORIZED CAPITAL

     Under the proposed amendment to the Certificate of Incorporation, the Company's number of authorized shares of Common Stock will be increased from 50,000,000 shares, par value $0.01 per share, to 75,000,000 shares, par value $0.01 per share. The authorized shares of Preferred Shares will remain unchanged at 10,000,000 shares, par value $0.01 per share.

REASONS FOR PROPOSAL

     The Board of Directors believes that the amendment to the Certificate of Incorporation is in the best interests of the Company and its shareholders. The objective of the proposed change in the authorized capital structure of the Company is to allow for future issuances of Common Stock that will be beneficial for the Company. The newly authorized shares of Common Stock will be available for issuance at the discretion and approval of the Company's Board of Directors, without any further shareholder action.

----------

(1) During the first quarter of 2010, we granted to our employees, directors and officers new stock options to purchase up to 4,520,000 shares of our Common Stock in cancellation and replacement of substantially all of their then existing stock option grants. In addition, we granted to certain directors and to our new Chief Executive Officer stock options to purchase up to 1,100,00 shares of our Common Stock.

     Since the Board of Directors will have the authority to issue additional shares of Common Stock to provide additional financing in the future, the issuance of any such shares may result in a reduction of the book value or market price of the outstanding shares of Common Stock. If the Company does issue any such additional shares, such issuance also will cause a reduction in the proportionate ownership and voting power of all other stockholders. As a result of such dilution, a shareholder's proportionate ownership interest and voting power will be decreased accordingly.

VOTE REQUIRED AND RECOMMENDATION

     The approval of the amendment to the Company's Articles of Incorporation to increase the authorized share capital of the Company requires the affirmative vote of the holders of a majority the Company's outstanding shares of Common Stock on the Record Date.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY, INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 75,000,000, PAR VALUE $0.01 PER SHARE.

                               EXECUTIVE OFFICERS

     The following is information with respect to the Company's officers who are not directors or nominees for director:

     TAL GILAT, 39, joined us in March 2010 as President and Chief Executive Officer. From 2000 to 2004, Mr. Gilat served as Chief Executive Officer of Kavado Inc., a global IT Security solutions provider. From 2005, Mr. Gilat headed the Enterprise Business of M-Systems (NASDAQ:FLSH) a company that provides secured flash memory based solutions to leading financial, healthcare and federal organizations. Following M-Systems' acquisition by SanDisk (NASDAQ:SNDK) in 2006, Mr. Gilat headed the North America sales organization of SanDisk Enterprise Division until 2009. Mr. Gilat holds a B.A. in Economics & Business Administration from the Hebrew University in Jerusalem and an M.B.A. from Columbia University Business School.

     TZLIL PEKER, 44, joined us in April 2008 as chief financial officer and vice president for finance. From January 2001 and on a continuing basis, Mr. Peker has provided CFO/finance services to high tech start-up companies operating in the telecommunications, cellular and IT global markets. Since November 2004, Mr. Peker has been Director of Finance for Alin Mossad Abrahams, a non-profit organization. Mr. Peker is a Certified Public Accountant (Israel) and holds a B.A. in Accounting and Economics from Tel Aviv University and an M.B.A. from Heriot-Watt University for Business Management.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of voting securities of (i) each current member of the Board of Directors, (ii) each of our directors and executive officers named in the Summary Compensation Table below, (iii) all of our directors and executive officers as a group, and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities relying solely upon the amounts and percentages disclosed in their public filings.

     As of the Record Date, we had 41,472,968 shares of Common Stock outstanding.

                                             AMOUNT OF SHARES        PERCENTAGE
                                            BENEFICIALLY OWNED(1)       OWNED
                                                ------------        ------------

DIRECTORS AND EXECUTIVE OFFICERS**

Yaron Meerfeld (2)                               1,648,094               3.9%
Alon Raich (3)                                     225,000                 *
Pierre L. Schoenheimer (4)                       2,307,500               5.6%
Randy F. Rock (5)                                   65,000                 *
David W. Sass (6)                                   72,353                 *
Gadi Peleg (7)                                   3,700,000               8.8%
Viktor Godlovsky (8)                               100,000                 *
Ehud Zorea (9)                                     100,000                 *
All, executive officers and
directors as a group 10 persons(10)              8,126,280                19%

5% STOCKHOLDERS

ICTS International N.V. and affiliates (11)      9,915,555              23.9%
James E. Lineberger and affiliates (12)          2,675,386               6.5%
Newco. Holding Corp. (13)                        3,200,000               7.7%

-----------------

* Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

** Except as otherwise indicated, the address of each beneficial owner is c/o InkSure Technologies Inc., P.O. Box 7006, Audubon, Pennsylvania, 19407.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of August 19, 2010. Except as indicated by footnote, to our knowledge, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2) Includes 362,500 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of August 19, 2010.

(3) Includes of 25,000 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of August 19, 2010.

(4) Includes 242,500 shares of Common Stock held by Plampton Ltd., of which Mr. Schoenheimer is a majority shareholder and 65,000 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of August 19, 2010.

(5) Consists of 65,000 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of August 19, 2010.

(6) Includes 65,000 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of August 19, 2010.

(7) Consists of 3,200,000 shares of Common Stock held by Peleg Investment Management LLC of which Mr. Peleg is a majority shareholder and 500,000 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of August 19, 2010.

(8) Consists of 100,000 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of August 19, 2010.

(9) Consists of 100,000 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of August 19, 2010.

(10) Includes Tal Gilat's 58,333 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of August 19, 2010, Tzlil Peker's 50,000 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of August 19, 2010.

(11) Includes 544,118 shares of Common Stock beneficially owned by ICTS-USA, Inc., a wholly owned subsidiary of ICTS International, N.V.; and 9,371,437 shares of Common Stock owned by ICTS International N.V. ICTS International N.V.'s address is Biesboch 225, 1181 JC Amstelveen, Netherlands, as originally disclosed on that Schedule 13D/A filed on March 22, 2010.

(12) Includes 569,930 shares of Common Stock held by Irrevocable Trust of James
E. Lineberger u/a 12/17/98, 720,456 shares of Common Stock held by L & Co., LLC and 185,000 shares of Common Stock held by James E Lineberger, as originally disclosed on those Schedule 13D/As filed on April 1, 2010.

(13) Consists of 3,200,000 shares of Common Stock held by Newco. Holding Corp. A family trust of our director, Jonathan Bettsak, holds 25% of NewCo Holdings Corp. Mr. Bettsak disclaims beneficial ownership of such shares.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the common stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed on a timely basis.

                 CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

     The position of Chairman of the Board is held by Gadi Peleg, who is not an executive officer. As our Common Stock is currently traded on the OTC Bulletin Board, we are not subject to the rules of any national securities exchange which require that a majority of a listed company's directors and specified committees of the board of directors meet independence standards prescribed by such rules. However, of our seven directors currently serving on the Board of Directors, we believe that David W. Sass, Pierre L. Schoenheimer, Randy F. Rock, Jonathan Bettsack and Alon Raich are independent directors within the meaning of Rule 5605(a)(2) of The NASDAQ Stock Market Inc listing rules. The Board believes this leadership structure provides effective and clear leadership for the Company.

BOARD MEETINGS

     During 2009, the Board of Directors held twelve meetings. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served. Each of the directors is encouraged to attend the annual stockholder's meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE. The Audit Committee adopted during 2010 a written charter which is yet to be approved by the Board of Directors. During the fiscal year ended December 31, 2009, there were four meetings of the Audit Committee. The Audit Committee currently has three members: Messrs. Alon Raich (Chairman since December 2009), Pierre L. Schoenheimer, and Randy F. Rock. The Audit Committee has the authority to retain and terminate the services of the Company's independent registered public accounting firm, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standard promulgated by the SEC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Alon Raich and Randy F. Rock are "audit committee financial experts" as the SEC has defined that term in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act").

     COMPENSATION COMMITTEE. During the fiscal year ended December 31, 2009, there were no meetings of the Compensation Committee. The Board itself handled the functions typically administered by the Compensation Committee. The Compensation Committee does not have a written charter. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. All members of the Compensation Committee qualify as independent directors under the definition promulgated by the SEC and the NASDAQ Stock Market

     We do not have a standing nominating committee. The Board of Directors has not established a nominating committee primarily because the current composition and size of the Board of Directors permits candid and open discussion regarding potential new members of the Board of Directors. The entire board of directors currently operates as the nominating committee for the Company. There is no formal process or policy that governs the manner in which we identify potential candidates for the Board of Directors. Historically, however, the Board of Directors has considered several factors in evaluating candidates for nomination to the board of directors, including the candidate's knowledge of the company and its business, the candidate's business experience and credentials, racial and gender diversity, and whether the candidate would represent the interests of all our stockholders as opposed to a specific group of stockholders. We do not have a formal policy with respect to our consideration of Board of Directors nominees recommended by stockholders of the Company. However, the Board of Directors will consider candidates recommended by stockholders on a case-by-case basis. A stockholder who desires to recommend a candidate for nomination to the Board of Directors should do so in writing to the company at P.O. Box 7006, Audubon, Pennsylvania 19407, Attn: Chief Financial Officer.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

     A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Stockholders to be held in 2011 is required to give written notice containing the required information specified above addressed to the Board of Directors, c/o Chief Financial Officer, InkSure Technologies Inc., P.O. Box 7006, Audubon, Pennsylvania 19407, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company's Secretary no later than May 4, 2011.

     With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2011 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2010, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2011 Annual Meeting.

CODE OF ETHICS

     We have adopted a code of conduct and ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial and Accounting Officers. The text of the code of conduct and ethics is available on our website, www.inksure.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on our website within four business days following the date of any such amendment or waiver.

COMMUNICATIONS WITH THE BOARD

     Stockholders who have questions or concerns should contact the members of the Board of Directors by writing to: Board of Directors, c/o Chief Financial Officer, InkSure Technologies Inc., P.O. Box 7006, Audubon, Pennsylvania 19407. All communications received in writing will be distributed to the members of the Board of Directors deemed appropriate depending on the facts and circumstances outlined in the communication received.

                    COMPENSATION OF DIRECTORS AND EXECUTIVES

SUMMARY COMPENSATION TABLE

     The following table sets forth, for the last two completed fiscal years, all compensation paid, distributed or accrued, including salary and bonus amounts, for services rendered to us by (i) all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level; (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year and had annual total compensation greater than $100,000; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to (ii) above but for the fact that the individual was not serving as our executive officer at the end of the last completed fiscal year.

     The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2009 and 2008 to our Acting Chief Executive Officer and to two most highly compensated employees

                                                                              OPTION     ALL OTHER
                                                    SALARY        BONUS       AWARDS    COMPENSATION       TOTAL
 NAME AND PRINCIPAL POSITION            YEAR          ($)          ($)        ($)(1)        ($)             ($)
 ---------------------------          --------     --------     --------     --------     --------        --------
Yaron Meerfeld,                           2008      185,000       30,000       47,405       17,000(2)      279,405
ACTING CHIEF EXECUTIVE OFFICER(2)         2009      172,445       30,000       23,537       17,047(2)      243,029

Viktor Godlovsky                          2008       48,956            -          803       12,768(2)       62,527
SALES DIRECTOR FOR EUROPE                 2009      104,522            -          710       11,407(2)      116,639

Ehud Zorea                                2008      124,844            -        9,464       15,554(2)      149,862
R&D MANAGER                               2009      108,043            -        4,257       12,679(2)      124,979

(1) Options awards costs are measured according to SFAS No. 123R (ASC718-10), "Share-Based Payment" For a disclosure of the assumptions made in the valuation of the options awards please refer to the Notes in our Consolidated Financial Statements under Item 15 of our Annual Report on Form 10-K.

(2) For use of company car.

EMPLOYMENT AGREEMENTS

     On March 2, 2010, we entered into an employment agreement with Tal Gilat pursuant to which he will serve as President and Chief Executive Officer of the Company commencing immediately. Mr. Gilat receives a base salary of 50,000 New Israeli Shekels ("NIS") per month, payable no later than the seventh day of each month. In addition, Mr. Gilat will be entitled to targeted 2010 Management By Objectives ("MBO") gross bonus of 480,000 New Israeli Shekels (at 100% achievement of criteria determined by the Board of Directors.) Furthermore, the Company shall pay a sum of up to 15.83% of the Base Salary towards Manager's Insurance Policy, and an amount equal to 7.5% of the Base Salary for an Advanced Study Fund, both in the name of Mr. Gilat. Mr. Gilat is also entitled to a company car and cell phone in accordance with the Company's policy. Mr. Gilat will also be entitled to paid annual vacation time and such other benefits as the Company may grant from time to time to its executive employees.

-----------------

(2) As of March 2010, Mr. Meerfeld ceased serving as our acting chief executive officer but continued to serve as our chief operating officer and as a director.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table shows stock option awards outstanding on the last day of the fiscal year ended December 31, 2009 for each of our named executive officers.

                                              Number of
                            Number of         Securities
                           Securities         Underlying
                            Underlying       Unexercised
                            Unexercised         Options              Option
                              Options             (#)               Exercise            Option
                                (#)          Unexercisable            Price            Expiration
           Name             Exercisable           (2)                  ($)               Date
      ------------         ------------      ------------         ------------      ------------
           (a)                  (b)               (c)                  (e)               (f)
      ------------         ------------      ------------         ------------      ------------

Yaron Meerfeld (1)(3)            80,000                                   2.56         1/12/2011
                                 66,667            33,333                 1.72         7/26/2012
                                 50,000            50,000                 0.30          7/1/2013

Ehud Zorea (5)                   20,000                                   2.00         1/30/2012
                                 15,000            15,000(4)              0.30          7/3/2013

Viktor Godlovsky (6)              6,000                                   2.56         1/12/2011
                                 20,000                                   0.89         11/4/2012
                                 15,000            15,000(6)              0.30          7/3/2013

(1) The options were granted pursuant to our 2002 Employee, Director and Consultant Stock Option Plan.

(2) The outstanding option agreements issued under our 2002 Employee, Director and Consultant Stock Option Plan provide for acceleration of the vesting of the options granted upon or in connection with a change in control.

(3) On January 22, 2010, all of Mr. Meerfeld's options were cancelled and replaced by 1,450,000 new stock options at exercise price of $0.125.

(4)  Will vest on July 3, 2010.

(5) On January 22, 2010, all of Mr. Zorea's options were cancelled and replaced by 400,000 new stock options at exercise price of $0.125.

(6) On January 22, 2010, all of Mr. Godlovsky's options were cancelled and replaced by 400,000 new stock options at exercise price of $0.125.

                     DIRECTORS COMPENSATION FOR 2009 (1) (4)

                          Fees Earned or         Option
                           Paid in Cash          Awards           Total
         Name                   ($)                ($)             ($)
         (a)                    (b)                (c)             (f)
      ----------            ----------         ----------      ----------

      Gadi Peleg            $  100,000(2)               -      $  100,000
      Alon Raich                     -                  -               -
    David W. Sass                    -                  -               -
Pierre L. Schoenheimer               -                  -               -
    Randy F. Rock                    -                  -               -
  Phillip M. Getter         $   50,020(3)                      $   50,020
     Elie Housman                    -                  -               -

(1) Mr. Meerfeld's compensation is included in the Summary Compensation Table above.

(2) On February 4, 2010, the board of directors approved $100,000 fees to be paid to Mr. Peleg per annum. Additionally the board approved $100,000 fees to be paid retroactively for his service as Acting Chairman of the Board in 2009.

(3) On June 16, 2008, our board of directors appointed Philip M. Getter, one of our directors, to the position of Chairman of the Board (non-executive). Mr. Getter received $10,000 on a monthly basis plus reasonable out-of-pocket expenses for his service as chairman of the board. Additionally, on June 16, 2008, Mr. Getter was granted an option to purchase 305,000 shares of our Common Stock, which options expire five years from the date of grant and are exercisable at a price per share of $0.30. Mr. Getter served as a chairman of the board until June 22, 2009. Mr. Getter's options, which were never exercised, expired ninety days after his retirement as a chairman of the board.

(4) On February 4, 2010, the board of directors approved $15,000 fees to be paid to each non-executive director of the company (to be paid quarterly) in connection with their service in 2010.

(5) On October 2, 2009, Mr. Housman resigned as board member and terminated his relationship with the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH RELATED PERSONS

     Our Audit Committee reviews and approves in advance all related-party transactions. There is no written procedure utilized in the review and approval process. There have been no transactions during fiscal year 2009 with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates or with any "related person" as the SEC has defined that term in Item 404 of Regulation S-K promulgated under the Securities Act. In the first quarter of fiscal year 2010, in addition to entering into the employment agreement with Tal Gilat described above, we entered into the following related-person transactions:

     On January 19, 2010, we, together with a group of seven different investors, or the Investors, paid a total of $3,000,000 to all of the holders, or the Noteholders of our $8,881,080 Senior Secured Convertible Notes, or the Notes. An amount of $1,000,000 of the funds was provided by us from available cash, and the balance of $2,000,000 was provided by the Investors. As a result of the transaction, $6,881,080 of the Notes were retired. The balance of $2,000,000 remained outstanding in accordance with the terms of the Notes. In addition, as part of the transaction, we and the Noteholders exchanged mutual releases, all of the Company's Series B-1 and Series B-2 Warrants issued in the names of the Noteholders, which were exercisable for an aggregate of 15,000,000 shares of our Common Stock, were cancelled, and our Series A Warrants issued in the name of one of the Noteholders, which were exercisable for an aggregate of 3,570,337 shares of our Common Stock at an exercise price of $0.60 per share, were amended, such that they may be exercised for an aggregate of 2,183,000 shares of our Common Stock at an exercise price of $0.15 per share.

     Yaron Meerfeld, our Chief Operating Officer and Director, Pierre Schoenheimer, our Director, Peleg Investment Management LLC (in which Gadi Peleg, our Chairman of the Board and Director is a majority shareholder) were each part of the group of Investors, contributing $175,000, $500,000, and $500,000, respectively. Each of the aforementioned parties were also assignees, for the amounts each paid to the Noteholders, of a $3,000,000 Senior Secured Convertible Note from us to Smithfield Fiduciary LLC and Guaranty from us to Smithfield Fiduciary LLC. In addition, Leonard Lichter who was part of the Investors, contributing $25,000, also provided legal services to us in connection of this transaction. As of December 31, 2009, we accrued $40,000 in legal fees for this service of which we prepaid $20,000 by December 31, 2009. In addition, the Irrevocable Trust of James E. Lineberger u/a 12/17/98, which is controlled by James Lineberger and affiliates, a 5% stockholder in the Company, held $300,000 worth of the Notes, 500,000 Series B-1 Warrants, and was allocated $101,339 of the purchase price.

     On March 11, 2010, we closed a private placement financing, raising a total amount of $3,125,000 from twenty different accredited investors, or the New Investors. ICTS International, N.V. (in which our Director David Sass is a director and our director Alon Raich is an officer), Peleg Investment Management LLC (in which Gadi Peleg, our Chairman of the Board and Director is a majority shareholder), NewCo Holdings Corp. (which is owned by a family trust of our Director Jonathan Bettsak), Linberger & Co. LLC (which is controlled by James E. Linberger and affiliates, a 5% stockholder in the Company), Yaron Meerfeld, our Chief Operating Officer and Director, Pierre Schoenheimer, our Director, Alon Raich our Director and Leonard Lichter, who provides us legal services, were each part of the group of the New Investors, contributing $675,000, $400,000, $400,000, $50,000, $100,000, $250,000, $25,000, and $75,000, respectively. In connection with the private placement, we issued to the New Investors a total of 25,000,000 shares of our Common Stock at a purchase price of $0.125 per share. We used the proceeds from the private placement to retire all of its outstanding convertible debt, which was evidenced by senior secured convertible notes in the total amount of $2,000,000.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The Company has engaged Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu ("BAC"), as its principal independent registered public accounting firm for the fiscal year ending December 31, 2010. The Company expects that representatives of BAC will be present at the Annual Meeting via conference call, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table presents fees for professional audit services rendered by BAC for the audit of the company's annual financial statements for the years ended December 31, 2009 and December 31, 2008 and fees billed for other services rendered by BAC during the same period.

                                  FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                  DECEMBER 31, 2009            DECEMBER 31, 2008
                                  -------------                --------------

Audit fees(1)                     $      28,000                $       30,000
Audit related fees                $           0                $            0

All Other Fees                    $           0                $            0
                                  =============                ==============

Total                             $      28,000                $       30,000

-----------------------------

     (1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

     All of the services set forth above in the categories were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

     Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to approve all audit and permissible non-audit services provided by the independent auditor.

     Prior to engagement of the independent auditor for the next year's audit, management will submit an estimate of fees for the services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

     1. AUDIT services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

     2. AUDIT-RELATED services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

     3. TAX services include services related to tax compliance, tax planning and tax advice.

     4. OTHER FEES are those associated with services not captured in the other categories.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all the above listed fees in accordance with its policy.

                             AUDIT COMMITTEE REPORT

     In fulfilling its responsibilities for the financial statements for fiscal year 2009, the Audit Committee took the following actions:

     o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with management and BAC;

     o Discussed with BAC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. 1, AV Section 38), as adopted by the Public Company Accounting Oversight Board in Rule 3200T , relating to the conduct of the audit; and

     o Received written disclosures and the letter from BAC regarding the independent accountant's communications with the Audit Committee regarding independence required by applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee further discussed with BAC their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and BAC, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

     Members of the InkSure Technologies Inc. Audit Committee

           Mr. Pierre Schoenheimer
           Mr. Alon Raich
           Mr. Randy Rock

                  STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

     It is currently anticipated that the Company will hold its 2011 Annual Meeting of Stockholders in September, 2011 and would mail the notice of such meeting and related proxy statement to its stockholders in August, 2011. Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2011 must submit the proposal in proper form consistent with our By-laws to us at our address as set forth on the first page of this proxy statement and in accordance with the applicable regulations under Rule 14a-8 of the Exchange Act no later than May 4, 2011 in order for the proposition to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting. Any such proposals should contain the name and record address of the stockholder, the class and number of shares of our Common Stock beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be required to be included in the proxy statement file with the SEC if such stockholder was a participant in the solicitation subject to Section 14 of the Exchange Act. The proposal, as well as any questions related thereto, should be directed to our Secretary.

     If a stockholder submits a proposal after the May 4, 2011 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our Annual Meeting of Stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2010 to be held in 2011, the proposal, which must be presented in a manner consistent with our By-laws and applicable law, must be submitted to our Secretary in proper form at the address set forth above so that it is received by our Secretary not less than fifty nor more than seventy five days prior to the meeting.

     With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2011 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2010, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2011 Annual Meeting.

     We did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by us. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and we may reimburse such persons for their expenses.

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, AS FILED WITH THE SEC IS BEING MAILED WITH THIS PROXY STATEMENT TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 19, 2010. A STOCKHOLDER MAY ALSO REQUEST AN ADDITIONAL COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, AS AMENDED, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY WRITING TO INKSURE TECHNOLOGIES INC., P.O. BOX 7006, AUDUBON, PENNSYLVANIA 19407, ATTENTION: CHIEF FINANCIAL OFFICER. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF A REASONABLE FEE.

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                          By order of the Board of Directors,


                                          Tal Gilat
                                          President and Chief Executive Officer

August 19, 2010

                            INKSURE TECHNOLOGIES INC.

                                  P.O. Box 7006

                           Audubon, Pennsylvania 19407

                                      PROXY

                         ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 21, 2010

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated August 19, 2010 in connection with the Annual Meeting to be held at the offices of Z.A.G. / S&W LLP
- 1290 Avenue of the Americas, 29th Floor, New York, New York, 10104, at 10:00 a.m., local time, on September 21, 2010, and hereby appoints Yaron Meerfeld and Gadi Peleg and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of InkSure Technologies Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

     1. Election of the following nominees as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

NOMINEES                FOR          AGAINST        ABSTAIN
----------------------  ------------ -------------- ---------------
Alon Raich              [_]          [_]            [_]
Yaron Meerfeld          [_]          [_]            [_]
Gadi Peleg              [_]          [_]            [_]
Randy F. Rock           [_]          [_]            [_]
David W. Sass           [_]          [_]            [_]
Pierre L. Schoenheimer  [_]          [_]            [_]
Jonathan Bettsak        [_]          [_]            [_]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

     2. Amendment of the Company's 2002 Employee Director and Consultant Stock Option Plan (the "Plan") to increase the number of shares of Common Stock, which can be issued to employees, directors or consultants under the Plan from 3,500,000 shares to 10,000,000 shares, all under the terms and conditions of the Plan and the respective Stock Option Agreement.

FOR                      AGAINST                      ABSTAIN
------------------------ ---------------------------- -------------------------
[_]                      [_]                          [_]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

     3. Amendment to the Company's Certificate of Incorporation, increasing the Company's number of authorized shares of Common Stock from 50,000,000 to 75,000,000, par value $0.01 per share.



FOR                         AGAINST                      ABSTAIN
--------------------------- ---------------------------- -----------------------
[_]                         [_]                          [_]

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign below. You need not mark any boxes.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

Please sign below. When signing as attorney or as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized official. If a partnership, please sign in partnership name by authorized person.


______________________________________       Date:_____________________
Signature


______________________________________       Date:_____________________
Signature

KINDLY SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE IF YOU ARE NOT PLANNING TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND AND WISH TO VOTE PERSONALLY, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED.